[Image]    Scudder 21st Century Growth Fund Profile             [Image]
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     The fund profile, a supplement to the full prospectus, is designed as an easy-to-read summary of fund risks, fees, and objectives. You can click on any question to link to the Fund's prospectus and get more information on that topic. Or, if you wish, you can proceed directly to the Fund's prospectus. Once you have read the prospectus and considered your investment goals, you can proceed to a Scudder Funds application.
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     Fund Profile
     November 15, 1996

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     1. What Is The Fund's Objective?

     Scudder 21st Century Growth Fund seeks long-term growth of capital by investing primarily in the securities of emerging growth companies poised to be leaders in the 21st century.

     2. What Does The Fund Invest In?

     The Fund generally invests in equity securities, including common stocks (which normally comprise at least 80% of assets) and convertible securities, of relatively small or little-known companies, commonly referred to as emerging growth companies, with market capitalization typically below $750 million. The Fund's investment manager, Scudder, Stevens & Clark, Inc. believes these companies are well-positioned for above-average earnings growth and/or greater market recognition and offer significant opportunity for capital appreciation. Emerging growth companies are those with the ability, in the Adviser's opinion, to expand earnings per share by at least 15% per annum over the next three to five years at a minimum. The adviser allocates the Fund's investments among many companies and different industries in the U.S. and abroad.

     3. What Are The Risks Of Investing In The Fund?

     Emerging growth companies entail higher risk due to their smaller size; relative age; limited product lines; distribution channels; financial resources; possible lack of managerial depth and experience; and dependence on key personnel. Further, there is typically less publicly available information for smaller companies. Also, because small companies normally have fewer shares outstanding and these shares trade less frequently than those of large companies, it may be more difficult for the Fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices. Their securities are often traded over-the-counter and thus the prices of these securities are often more volatile than those of larger companies. Small companies may also be more vulnerable to adverse general market or economic developments than large companies.

     In addition, the Fund is managed as an aggressive stock fund. Movements of the stock market will affect the Fund's share price, which is likely to vary from day to day. The value of your investment may decline as a result of declines in the overall stock market or in the types of securities held in the Fund's portfolio. You incur principal risk because your shares, when sold, may be worth more or less than what you paid for them.

     4. For Whom Is This Fund Appropriate?

     You may wish to consider this Fund if you are seeking long-term growth of capital and:

        o plan to hold your investment for the longer term (at least 5 years or more),
        o can tolerate share price volatility with little or no current income,
        o have or plan to have other investments for the benefit of diversification, and
        o understand the risks of investing in emerging growth companies.

     5. What Are The Fund's Expenses And Fees?

     There are two kinds of expenses that a shareholder may incur, directly or indirectly, by investing in a mutual fund. These types of expenses, as they relate to Scudder 21st Century Growth Fund are:

       Shareholder transaction expenses --
       Expenses charged directly to your account for various transactions.

       Sales Commission                                              None

       Commissions to Reinvest Dividends                             None

       Redemption Fee Payable to the Fund                            1.00%*

       Exchange Fee Payable to the Fund                              1.00%*


       Annual Fund operating expenses (after expense maintenance)--

       Estimated expenses paid by the Fund before it distributes its net investment income, expressed as a percentage of the Fund's average daily net assets. Figures below have been estimated for the initial fiscal year during which Scudder has agreed to maintain the total annualized expenses of the Fund at not more than 1.75% of average daily net assets. Had Scudder not done so, it is estimated that total operating expenses would have amounted to 2.72%, including 1.00% for management fees. Scudder will continue this expense maintenance until August 31, 1997.

       Investment management fee (after waiver)                      0.03%

       12b-1 fees                                                    None

       Other expenses                                                1.72%
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       Total Fund operating expenses (after waiver)                  1.75%
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       *  Imposed only on redemptions or exchanges of shares held less than one year.

       Example: Assuming a 5% annual return and redemption at the end of each period, the total expenses relating to a $1,000 investment would be:

                                    1 Year      3 Years
                                     $18          $55

     This example assumes reinvestment of all dividends and distributions and that the total Fund operating expenses listed above remain the same each year. This example should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown. Please note that there is a $5 service fee if you request redemption proceeds via wire.

     6. How Has The Fund Performed Historically?

     The Fund commenced operations on September 9, 1996. Performance is historical and may not be indicative of future results. Total return and principal value will fluctuate.

                                                               Life of Fund
                                                               ------------
       The Fund's Total Return for the period ended               5.00%*
       September 30, 1996

     * Not Annualized

     If the Adviser had not maintained the Fund's expenses, total return would have been lower.

     7. Who Manages The Fund?

     The Fund's investment adviser is Scudder, Stevens & Clark, Inc., a leading provider of U.S. and international investment management for clients throughout the world. The Fund is managed by a team of Scudder investment professionals, who each play an important role in the Fund's management process.

     Lead Portfolio Manager Peter Chin has responsibility for the Fund's day-to-day management and investment strategies. Mr. Chin has 23 years of research and portfolio management experience, primarily in small company growth stocks. Roy C. McKay, Portfolio Manager, has 29 years of investment experience, with 20 years specializing in small company growth stocks.

     8. How Can I Invest?

     To make it easy for you to open an account, you may invest by mail, phone, fax, or in person. The current minimum initial investment is $1,000. Effective January 1, 1997, the minimum initial investment will be $2,500 ($1,000 for IRA's), except that shareholders may open a regular account with a minimum of $1,000 if an investment program of $100/month is established. After January 1, 1997, a shareholder who maintains an account balance of less than $2,500 without establishing an investment program, may be assessed an annual fee of $10.00, payable to the Fund. You may also exchange Fund shares within the Scudder Family of Funds.

     9. How Can I Redeem Shares?

     You may redeem shares at the current share price on any business day by telephone, fax, or mail. There may be a 1% fee retained by the Fund, which is imposed only on redemptions or exchanges of shares held less than one year.

     10. When Are Distributions Made?

     The Fund typically makes distributions in November or December. You may elect to receive distributions in cash or have them reinvested in additional shares of the Fund.

     Generally, dividends from net investment income are taxable to shareholders as ordinary income. Long-term capital gains distributions, if any, are taxable as long-term capital gains regardless of the length of time shareholders have owned their shares. Short-term capital gains and any other taxable income distributions are taxable as ordinary income. A portion of such dividends from net investment income may qualify for the dividends-received deduction for corporations.

     11. What Services Does Scudder Provide?

     As a shareholder, you'll enjoy:

        o professional service from representatives who can answer your questions and execute your transactions
        o automated toll-free touchtone access to account information, share prices and yields, and to perform transactions
        o Scudder's quarterly shareholder newsletter, Scudder Perspectives
        o regular, informative reports about the performance of your Fund

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     [Image]Scudder wants you to make informed investment decisions. This
     Fund Profile contains key information about the Fund. If you would like more information before you invest, please consult the Fund's accompanying prospectus. For details about the Fund's holdings or recent investment strategies, please review the Fund's most recent annual or semiannual report. The reports are free and may be ordered by calling 1-800-225-2470.

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     Contact Scudder